10f-3 REPORT

CONSULTING GROUP CAPITAL MARKETS FUND
  INTERMEDIATE FIXED INCOME INVESTMENTS :
  MANAGED BY: BLACKROCK FINANACIAL MANAGEMENT INC.
  September 1, 2002 through August 31, 2003


Issuer
Trade Date
Selling Dealer
Amount
Price
% of Issue (1)

Avalon Bay Communities 5.000% due 8/1/07
08/01/02
Lehman Brothers Inc.
9,550,000
$99.880
6.37%

Bank of America 4.875% due 9/15/12
09/19/02
Bank of America
100,000,000
$99.630
10%

Limited Inc.
11/25/02
J.P. Morgan Chase & Co.
150,000
$99.573
0.05%

Goodrich Corp.
12/04/02
J.P. Morgan Chase & Co.
270,000
$99.646
0.06%

CS First Boston USA
12/12/02
CS First Boston Corp.
250,000
$99.906
0.02%

Bank One NA
01/07/03
Banc One Capital Markets Inc.
325,000
$99.778
0.33%

Prudential Financial
04/28/03
J.P. Morgan Chase & Co.
250,000
$99.950
0.05%

Bear Stearns 2.875% due 7/2/08
6/18/03
Bear Strearns
27,470,575
$99.893
0.03%

GMAC 4.500% due 7/15/06
6/26/03
Morgan Stanley
78,939,170
$99.923
0.08%

General Motors Corp 7.125% due 7/15/03
6/26/03
Morgan Stanley
86,413,620
$99.326
0.09%

(1)  Represents purchases by all affiliated funds; may not exceed
             25% of the principal amount of the offering.


10f-3 REPORT

CONSULTING GROUP CAPITAL MARKETS FUND
  LONG-TERM BOND INVESTMENTS:
  MANAGED BY: WESTERN ASSET MANAGEMENT INC.

September 1, 2002 through August 31, 2003


Issuer
Trade Date
Selling Dealer
Amount
Price
% of Issue (1)

Freddie Mac 3.500% due 09/15/07
09/12/02
Barclays
1,000,000
$99.655
0.03%

Freddie Mac 4.750% due 10/11/12
10/03/02
HSBC
770,000
$99.282
0.02%

Detroit Edison Co. 6.350% due 10/15/32
10/16/02
Barclays
100,000
$98.864
0.04%

Target Corp. 6.350% due 11/01/32
10/29/02
Merrill Lynch
60,000
$99.760
0.01%

Washtington Mutual Bank FA 10.375% due 01/15/10
11/14/02
Deutsche Bank
120,000
$5.500
0.02%

Goldman Sachs Group 6.125% due 5/15/33
02/06/03
Goldman Sachs
80,000
$100.00
0.004%

DTE Energy Co. 6.375% due 4/15/33
3/27/03
Barclays Capital
40,000
$99.163
0.01%

Consolidated Edison 5.875% due 4/1/33
04/07/03
Merrill Lynch
30,000
$99.416
0.02%

Bear Stearns & Co. 4.65% due 7/2/18
6/18/03
Bear Stearns
16,925,200
$99.56
0.03%

(1)  Represents purchases by all affiliated funds; may not exceed
             25% of the principal amount of the offering.


10f-3 REPORT

CONSULTING GROUP CAPITAL MARKETS FUND
  LARGE CAPITALIZATION GROWTH INVESTMENTS:
  MANAGED BY: TURNER INVESTMENT PARTNERS, INC.

September 1, 2002 through August 31, 2003


Issuer
Trade Date
Selling Dealer
Amount
Price
% of Issue (1)

Weight Watchers International (a)
09/17/02
CS First Boston
4,250
$42.000
0.03%

Wellchoice Inc. (b)
11/07/02
CS First Boston
2,600
$25.000
0.02%

Citadel Broadcasting (c)
07/31/03
Goldman Sachs
5,880
$19.000
1.39% (A)


(1)  Represents purchases by all affiliated funds; may not exceed
       25% of the principal amount of the offering.
(A) - Includes purchases by other affiliated mutual funds and discretionary accounts in the amount of 298,900.00

(a) 10f-3 Syndicate Reporting Supplement:
Joint / Lead Manager(s): Credit Suisse First Boston Corp, Merrill Lych & Co

Co-Manager (s): Goldman Sachs & Co, JP Morgan, Morgan Stanley,
Salomon Smith Barney, UBS

Selling Group: AG Edwards & Son Inc, Brean Murray & Co Inc, Gardner Rich & Co, Invemed Associates LLC, Raymond James & Associates Inc, RBC
Dain Rauscher, Scotia Capital Inc

(b) 10f-3 Syndicate Reporting Supplement:
Joint / Lead Manager(s): Credit Suisse First Boston Corp

Co-Lead Manager (s):  Bear Stearns & Co Inc, Morgan Stanley, UBS

Co-Manager (s): Selling Group: Blaylock & Partners, BNY Capital Markets, Dowling & Partners Securities LLC, Fox-Pitt Kelton Inc, Goldman Sachs & Co, Invemed Associates LLC, JP Morgan Securities, Leerink Swann & Co, Legg Mason Wood Walker, Muriel Siebert & Co Inc, Prudential Securities Inc, Ramirez & Co Inc, Raymond James & Associates Inc, Salomon Smith Barney,
SG Cowen Securities Corp, Williams Capital Group LP

(c) 10f-3 Syndicate Reporting Supplement:
Joint / Lead Manager(s): Goldman Sachs & Co, Credit Suisse First Boston Corp

Co-Managers (s): Bear Stearns & Co Inc, Citigroup, Deutsche Bank Securities Inc, JP Morgan, Merrill Lynch & Co, Wachovia Securities Inc

Selling Group: AG Edwards & Sons Inc, Allen & Co, Banc of America
Securities  LLC, Scotia Capital Inc


10f-3 REPORT

CONSULTING GROUP CAPITAL MARKETS FUND
  INTERNATIONAL FIXED INCOME INVESTMENTS:
  MANAGED BY: JULIUS BAER INVESTMENT MANAGEMENT INC.

September 1, 2002 through August 31, 2003


Issuer
Trade Date
Selling Dealer
Amount
Price
% of Issue (1)

FHLMC 4.750% due 01/15/13
09/26/02
Lehman Brothers London
Euro 38,500,000
$99.727
0.08%


(1)  Represents purchases by all affiliated funds; may not exceed
             25% of the principal amount of the offering.



10f-3 REPORT

CONSULTING GROUP CAPITAL MARKETS FUND
  MULTI-SECTOR FIXED INCOME INVESTMENTS:
  MANAGED BY: WESTERN ASSET MANAGEMENT CO.

September 1, 2002 through August 31, 2003


Issuer
Trade Date
Selling Dealer
Amount
Price
% of Issue (1)

EMC Mortgage 1.000% due 10/25/32
09/24/02 Bear Stearns
80,000
$100.000
0.12%

Conoco Phillips 4.750% due 10/15/12
10/02/02
J.P. Morgan Chase & Co.
20,000
$100.000
0.00%*

KFW International Finance 2.500% due 10/17/05
10/09/02
J.P. Morgan Chase & Co.
20,000
$99.980
0.00%*

Detroit Edison 6.350% due 10/15/32
10/16/02 Barclays
10,000
$99.326
0.00%*

FNMA 2.875% due 10/15/05
10/24/02
Bear Stearns
40,000
$99.913
0.80%*

Sanmina Corp. 10.375% due 01/15/10
12/18/02
Lehman Brothers
1,000
$100.000
0.03%

Bank One NA Illinois 3.700% due 01/15/08
01/07/3
Bank One Capital
90,000
$99.778
0.01%

Comcast Corp. 6.500% due 01/15/15
01/07/03
J.P. Morgan Chase & Co.
30,000
$99.710
0.00%*

Lehman Brothers 4.000% due 01/22/08
01/13/03
Lehman Brothers
70,000
$99.590
0.01%

Freddie Mac 4.500% due 01/15/13
01/15/03
Bank America
40,000
$99.017
0.00%*

General Electric Co 5.000% due 02/01/13
01/23/03
Morgan Stanley
10,000
$99.626
0.00%*

Georgia Pacific 8.875% due 02/01/10
01/23/03
Goldman Sachs
6,000
$99.360
0.02%

Georgia Pacific 9.375% due 02/01/13
01/23/03
Goldman Sachs
6,000
$100.000
0.02%

Cascades Inc. 7.250% due 02/15/13
01/31/03
Scotia Capital
9,000
$100.000
0.18%

Provision of British 4.300% due 5/13/03
4/22/03
Lehman Brothers
110,000
$99.478
0.02%

FNMA Agency 2.125% due 4/15/06
2/27/03
BONY Countrywide
180,000
$99.706
0.004%

FNMA Agency 2.250% due 5/15/06
4/24/03
BONY Countrywide
40,000
$99.941
0.001%

Fleet Hel Trust 1.570% due 1/20/33
4/10/03
Lehman Brothers
200,000
$100.00
0.030%

Goldman Sachs Group 5.25% due 4/1/13
3/26/03
Goldman Sachs
75,000
$99.977
0.007%

Liberty Media Group 5.70% due 5/15/13
4/30/03
Lehman Brothers
20,000
$99.628
0.002%

Moore North America 7.875% due 1/15/11
3/11/03
Duetche Bank
3,000
$99.299
0.060%

AES Corp 8.750% due 5/15/13
5/1/03
UBS Paine Webber
8,500,000
$100.00
0.08%

PG&E Corp. 6.876% due 7/15/08
6/27/03
Lehman Brothers
2,000,000
$100.00
0.00%*

FHLMC 1.500% due 8/15/05
7/15/03
Goldman Sachs
5,992,260
$99.871
0.00%

Mohegan Tribal Gaming 6.375% due 7/15/09
7/1/03
Bank of America
2,000,000
$100.00
0.19%

RAMPHEQ 1.000% due 11/25/20
5/22/03
J.P. Morgan Chase & Co.
20,000,000
$100.00
0.02%


(1)  Represents purchases by all affiliated funds; may not exceed
             25% of the principal amount of the offering.
*  Amount represents less than 0.01%


10f-3 REPORT

CONSULTING GROUP CAPITAL MARKETS FUND
  SMALL CAPITALIZATION GROWTH INVESTMENTS:
  MANAGED BY: WALL STREET ADVISORS:

September 1, 2002 through August 31, 2003


Issuer
Trade Date
Selling Dealer
Amount
Price
% of Issue (1)

Cray Inc. (a)
2/13/03
Needham
15,700
$6.20
0.01%

MEMC Electronics (b)
5/15/03
Lehman Brothers
795,000
$10.00
0.40%


1)  Represents purchases by all affiliated funds; may not exceed
             25% of the principal amount of the offering.

(a) 10f-3 Syndicate Reporting Supplement:
Joint / Lead Manager(s): Needham & Co

Co-Manager (s): CE Unterberg Towbin, SG Cowen Securities Corp

Selling Group: Delafield Hambrecht Inc, Loeb Partners, McAdams Wright Ragen Inc, Miller Johnson Steichen Kinnard Inc, Monness Crespi Hardt, Sterling Financial Investment Group

(b) 10f-3 Syndicate Reporting Supplement:
Joint / Lead Manager(s): Lehman Brothers, Merrill Lynch & Co

Co-Manager (s): Citigroup, Deutsche Bank Securities Inc, UBS

Selling Group: Adam Harkness & Hill Inc, Chatsworth Securities LLC, JMP Securities, ThinkEquity Partners Craig-Hallum C, Wachovia
Securities Inc


10f-3 REPORT

CONSULTING GROUP CAPITAL MARKETS FUND
  HIGH YIELD BOND INVESTMENTS:
  MANAGED BY: WESTERN ASSET MANAGEMENT:

September 1, 2002 through August 31, 2003


Issuer
Trade Date
Selling Dealer
Amount
Price
% of Issue (1)

ANR Pipeline 8.875% due 3/15/10
2/28/03
CSFB
650,000
$98.718
0.022%

Crown Holdings 9.500% due 3/1/11
2/11/03
Deutsche Bank
450,000
$100.00
0.04%

Crown Holdings 10.875% due 3/1/13
2/11/03
Deutsch Bank
450,000
$100.00
0.06%

Equistar Chemical 10.625% due 5/1/11
4/16/03
CSFB
630,000
$100.00
0.14%

Moore North America 7.875% due 1/15/11
3/11/03
Duetsche Bank
244,000
$99.299
0.06%

Northwest Pipeline 8.125% due 3/1/10
2/27/03
Lehman Brothers
179,000
$100.00
0.10%

Owens Brockway Glass 8.25% due 5/15/03
4/29/03
Duetche Bank
584,000
$100.00
0.13%

Southern Natural Gas 8.875% due 3/15/10
2/28/03
CSFB
650,000
$98.718
0.16%

Vivendi Universal 9.25% due 4/15/10
4/3/03
JP Morgan
375,000
$100.00
0.04%

XTO Energy Inc 6.25% due 4/15/13
4/17/03
Lehman Brothers
344,000
$100.00
0.09%

Williams Cos. 8.625% due 6/1/10
6/5/03
Lehman Brothers
21,500,000
$100.00
0.03%

Eircom Funding 8.25% due 8/15/03
7/29/03
Deutsche Bank
14,500,000
$100.00
0.07%

Speedway Motor Sports 6.75% due 6/1/13
5/8/03
Bank of America
29,800,000
$100.00
0.12%

Titan Corp 8.000% due 5/15/11
5/9/03
CS First Boston
18,800,000
$100.00
0.09%

Norske Skog Canada 8.625% due 6/15/11
5/8/03
Merrill Lynch
48,490,863
$102.953
0.31%

Flextronics 6.50% due 5/15/13
5/8/03
Bear Stearns
33,600,000
$96.00
0.08%

Amkor Technologies 7.75% due 5/15/13
5/1/03
JP Morgan Chase
65,000,000
$100.00
0.015%

Rent a Center 7.500% due 5/1/10
5/1/03
Lehman Brothers
28,400,000
$100.00
0.09%

Vertis 9.750% due 4/1/09
5/22/03
Deutche Bank
25,212,873
$97.347
0.07%

Medex, Inc 8.875% due 5/15/13
5/14/03
Lehman Brothers
18,100,000
$100.00
0.12%

AES Corp 9.000% due 5/15/15
5/1/03
UBS Paine Webber
160,600,000
$100.00
0.18%

AES Corp 8.75% due 5/15/15
5/1/03
UBS Paine Webber
5,900,000
$100.00
0.18%

Universal Compression 7.25% due 5/15/10
5/21/03
Lehman Brothers
72.661,875
$101.625
0.40%

El Paso Production 7.75% due 6/1/13
5/21/03
CS First Boston
66,613,500
$98.250
0.05%

Triton PCS 8.50% due 6/1/13
5/30/03
Lehman Brothers
37,800,000
$100.00
0.05%

Tenneco Automotive 10.25% due 7/15/13
6/10/03
JP Morgan Chase
53,900,000
$100.00
0.15%

Williams Companies 8.625% due 6/1/10
6/5/03
Lehman Brothers
22,100,000
$100.00
0.03%

PG&E Corp 6.875% due 7/15/08
6/27/03
Lehman Brothers
115,000,000
$100.00
0.19%

Eircom 8.25% due 8/15/13
7/29/03
Deutche Bank
20,000,000
$100.00
0.08%

Case New Holland 9.25% due 8/1/11
7/29/03
UBS Paine Webber
98,621,000
$98.621
0.13%

Abitibi Consolidated 6.000% due 6/20/13
6/13/03
Bank of America
49,629,500
$99.259
0.14%

Mohegan Tribal Gaming 6.375% due 7/15/09
7/1/03
Bank of America
60,000,000
$100.00
0.19%

Dominios 8.25% due 7/1/11
6/18/03
JP Morgan Chase
46,759,938
$99.278
0.10%


1)  Represents purchases by all affiliated funds; may not exceed
             25% of the principal amount of the offering.


10f-3 REPORT

CONSULTING GROUP CAPITAL MARKETS FUND
  MULTI-STRATEGY MARKET NUETRAL INVESTMENTS:
  MANAGED BY: CALAMOS ASSET MANAGEMENT:

September 1, 2002 through August 31, 2003


Issuer
Trade Date
Selling Dealer
Amount
Price
% of Issue (1)

General Motors Corp
6/27/03
Morgan Stanley
3,000,000
$25.000
0.08%

TXU Corp
7/10/03
CS First Boston
199,000,000
$99.50
0.38%